                                                                    EXHIBIT 1.02

                                                              Execution Original


                         REGISTRATION RIGHTS AGREEMENT

                                     Among

           Salem Communications Corporation, a California corporation

                               ATEP Radio, Inc.,
                            Beltway Media Partners,
                               Bison Media, Inc.,
                           Caron Broadcasting, Inc.,
                       Common Ground Broadcasting, Inc.,
                    Golden Gate Broadcasting Company, Inc.,
                              Inland Radio, Inc.,
                            Inspiration Media, Inc.,
                       Inspiration Media of Texas, Inc.,
                      New England Continental Media, Inc.,
                  New Inspiration Broadcasting Company, Inc.,
                               Oasis Radio, Inc.,
                      Pennsylvania Media Associates, Inc.,
                               Radio 1210, Inc.,
            Salem Communications Corporation, a Delaware corporation
                            Salem Media Corporation,
                        Salem Media of California, Inc.,
                         Salem Media of Colorado, Inc.,
                        Salem Media of Louisiana, Inc.,
                           Salem Media of Ohio, Inc.,
                          Salem Media of Oregon, Inc.,
                       Salem Media of Pennsylvania, Inc.,
                          Salem Media of Texas, Inc.,
                           Salem Music Network, Inc.,
                       Salem Radio Network Incorporated,
                       Salem Radio Representatives, Inc.,
                        South Texas Broadcasting, Inc.,
                            SRN News Network, Inc.,
                           Vista Broadcasting, Inc.,

                                      and

                                Furman Selz LLC,
                               Smith Barney Inc.,
                          BancBoston Securities Inc.,
                                      and
                           BNY Capital Markets, Inc.


                         Dated as of September 25, 1997

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), dated as of September 25, 1997, by and among Salem Communications Corporation, a California corporation ("SALEM" or the "COMPANY"), the Guarantors (as defined below), and Furman Selz LLC, Smith Barney Inc., BancBoston Securities Inc., and BNY Capital Markets, Inc., as the initial purchasers (the "INITIAL PURCHASERS") of the Company's 9 1/2% Senior Subordinated Notes due 2007 (the "NOTES"), which are guaranteed (the "GUARANTEES") by the following subsidiaries of the Company:

ATEP Radio, Inc., a California corporation, Beltway Media Partners, a Virginia partnership, Bison Media, Inc., a California corporation, Caron Broadcasting, Inc., an Ohio corporation, Common Ground Broadcasting, Inc., an Oregon corporation, Golden Gate Broadcasting Company, Inc., a California corporation, Inland Radio, Inc., a California corporation, Inspiration Media of Texas, Inc., a Texas corporation, Inspiration Media, Inc., a Washington corporation, New England Continental Media, Inc., a Massachusetts corporation, New Inspiration Broadcasting Company, Inc., a California corporation, Oasis Radio, Inc., a California corporation, Pennsylvania Media Associates, Inc., a Pennsylvania corporation, Radio 1210, Inc., a California corporation, Salem Communications Corporation (DE) Salem Media Corporation, a New York corporation, Salem Media of California, Inc., a California corporation, Salem Media of Colorado, Inc., a Colorado corporation, Salem Media of Louisiana, Inc., a Louisiana corporation, Salem Media of Ohio, Inc., an Ohio corporation, Salem Media of Oregon, Inc., an Oregon corporation, Salem Media of Pennsylvania, Inc., a Pennsylvania corporation, Salem Media of Texas, Inc., a Texas corporation, Salem Music Network, Inc., a Texas corporation, South Texas Broadcasting, Inc., a Texas corporation, Salem Radio Network Incorporated, a Delaware corporation, Salem Radio Representatives, Inc., a Texas corporation, SRN News Network, Inc., a Texas corporation, and Vista Broadcasting, Inc., a California corporation, (each a "GUARANTOR" and collectively the "GUARANTORS").

          This Agreement is made pursuant to the Placement Agreement, dated September 17, 1997, among the Company, the Guarantors and the Initial Purchasers (the "PLACEMENT AGREEMENT"), which provides for the sale by the Company to the Initial Purchasers of $150,000,000 aggregate principal amount of the Company's 9 1/2% Senior Subordinated Notes due 2007 (the "NOTES"), which Notes are guaranteed (the "GUARANTEES") to the extent set forth in the Indenture (as defined below), the Notes and the Guarantees.

          In order to induce the Initial Purchasers to enter into the Placement Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights with respect to the Notes and the Guarantees as set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

          1.  Definitions.
              -----------

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and
           ------------
Friday which is not a day on which banking institutions in The City of New York, the State of California or the city in which the Corporate Trust Office (as defined in the Indenture) is located are authorized or obligated by law or executive order to close.

          "CLOSING DATE" shall mean the date on which the Notes are initially
           ------------
issued by the Company and the Guarantees are initially issued by the Guarantors, in each case, to the Initial Purchasers.

          "COMMISSION" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "COMPANY" shall have the meaning set forth in the preamble.
           -------

          "EFFECTIVE TIME," in the case of (i) an Exchange Offer, shall mean the
           --------------
time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration effective or as of which the Shelf Registration otherwise becomes effective.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any
           ------------
successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          "EXCHANGE DATE" shall have the meaning set forth in Section 2(a)(ii).
           -------------

          "EXCHANGE GUARANTEES" shall have the meaning assigned thereto in
           -------------------
Section 2(a) hereof.

          "EXCHANGE NOTES" shall have the meaning assigned thereto in Section
           --------------
2(a) hereof.

          "EXCHANGE OFFER" shall have the meaning assigned thereto in Section
           --------------
2(a) hereof.

          "EXCHANGE OFFER REGISTRATION" shall mean a registration under the
           ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

          "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer
           -------------------------------------
registration statement of the Company and the Guarantors on Form S-4 (or, if applicable, on another appropriate form) which covers all of the Exchange Securities, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "EXCHANGE SECURITIES" shall have the meaning assigned thereto in
           -------------------
Section 2(a) hereof.

          "GUARANTEES" shall have the meaning set forth in the preamble.
           ----------

          "GUARANTORS" shall have the meaning set forth in the preamble.
           ----------

          "HOLDER" shall mean any Initial Purchaser for so long as it owns any
           ------
Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities;

provided, that for purposes of Sections 3, 4 and 5 of this Agreement, the term
--------
"HOLDER" shall include Participating Broker-Dealers (as defined in Section
4(a)).

          "HOLDERS' INFORMATION" shall have the meaning assigned thereto in
           --------------------
Section 5(a) hereof.

          "INDENTURE" shall mean the Indenture, dated as of September 25, 1997,
           ---------
among the Company, the Guarantors and The Bank of New York, as trustee, as the same shall be amended from time to time.

          "INITIAL PURCHASERS" shall have the meaning set forth in the preamble.
           ------------------

          "MAJORITY HOLDERS" shall mean the Holders of a majority of the
           ----------------
aggregate principal amount of outstanding Registrable Securities; provided that,
                                                                  --------
for purposes of this definition, whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company, its subsidiaries or any of their respective affiliates (as such term is defined in Rule 405 under the Securities
Act) (other than the Initial Purchasers or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

          "NASD" shall mean the National Association of Securities Dealers, Inc.
           ----

          "NOTES" shall have the meaning set forth in the preamble.
           -----

          "OFFER TERMINATION DATE" shall have the meaning set forth in Section
           ----------------------
2(a)(iii).

          "PARTICIPATING BROKER-DEALER" shall have the meaning set forth in
           ---------------------------
Section 4(a) hereof.

          "PENALTY AMOUNTS" shall have the meaning assigned thereto in Section
           ---------------
2(d) hereof.

          "PERSON" shall mean an individual, partnership, limited liability
           ------
company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "PRESCRIBED TIME PERIOD" shall have the meaning set forth in Section
           ----------------------
2(d)(i).

          "PROSPECTUS" shall mean the prospectus included in a Registration
           ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference or deemed to be incorporated by reference therein.

          "PROSPECTUS DELIVERY REQUIREMENT SITUATION" shall have the meaning set
           -----------------------------------------
forth in Section 2(e).

          "PLACEMENT AGREEMENT" shall have the meaning set forth in the
           -------------------
preamble.

          "REGISTRABLE SECURITIES" shall mean the Securities; provided, however,
           ----------------------                             --------- -------
that any such Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Registrable Securities shall have been declared effective under the Securities Act and such Securities shall have been disposed of or exchanged pursuant to such Registration Statement, (ii) upon the expiration of the Exchange Offer period with respect to any Exchange Offer Registration Statement if all Registrable Securities validly tendered in connection with such Exchange Offer shall have been exchanged for Exchange Securities, (iii) when such Securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iv) when such Securities shall have ceased to be outstanding; provided, however, that if an opinion of counsel to the effect
             --------  -------
described in Section 2(d)(i)(B) is delivered to the Company and the Guarantors, then such Securities held by the Initial Purchasers shall not cease to be Registrable Securities solely by reason of clause (ii) above.

          "REGISTRATION DEFAULT" shall have the meaning assigned thereto in
           --------------------
Section 2(d) hereof.

          "REGISTRATION EXPENSES" shall mean any and all expenses incident to
           ---------------------
performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all Commission, stock exchange or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses of any Person in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement, (iv) all fees and disbursements relating to the qualification of the Indenture and the Guarantors under applicable securities laws, (v) the fees and disbursements of the Trustee and its counsel and of any escrow agent as custodian, (vi) the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Holders in connection with an Exchange Offer Registration Statement and a Shelf Registration Statement, (vii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts, if any, and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder and (viii) fees, disbursements and expenses of any "qualified independent underwriter" engaged, if any, (ix) rating agency fees, (x) Securities Act liability insurance, if the Company desires such insurance, (xi) fees and expenses of all other Persons retained by the Company,
(xii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (xiii) the expense of any annual audit and (xiv) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange.

          "REGISTRATION STATEMENT" shall mean any registration statement of the
           ----------------------
Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "RESALE PERIOD" shall have the meaning assigned thereto in Section
           -------------
2(a) hereof.

          "RESTRICTED HOLDER" shall mean (i) a holder that is an affiliate of
           -----------------
the Company or any of the Guarantors within the meaning of Rule 405, (ii) a Holder who acquires Exchange Securities outside the ordinary course of such Holder's business or (iii) a Holder who has arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing Exchange Securities.

          "RULE 144," "RULE 144A," "RULE 174," "RULE 405," "RULE 415," and "RULE
           ---------------------------------------------------------------------
424" shall mean, in each case, such rule promulgated under the Securities Act or
---
any similar rule that may be adopted by the Commission.

          "SECURITIES" shall mean collectively, the Notes and the Guarantees.
           ----------

          "SECURITIES ACT" shall mean the Securities Act of 1933, or any
           --------------
successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          "SHELF REGISTRATION" shall mean a registration under the Securities
           ------------------
Act effected pursuant to Section 2(b) hereof.

          "SHELF REGISTRATION STATEMENT" shall mean a "SHELF" registration
           ----------------------------
statement of the Company and the Guarantors prepared pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference therein.

          "TRUSTEE" means The Bank of New York, as trustee under the Indenture.
           -------

          "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, or
           -------------------
any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          Unless the context otherwise requires, any reference herein to a "SECTION" or "CLAUSE" refers to a Section or clause, as the case may be, of this Agreement, and the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation shall be deemed to be a statute, rule or regulation (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

          2.  Registration under the Securities Act.
              -------------------------------------

          (a) Except as set forth in Section 2(b) below, the Company and the Guarantors agree to use their best efforts to file under the Securities Act as soon as practicable after the Closing Date, but in no event later than 75 days after such date, an Exchange Offer Registration Statement relating to an offer by the Company and the Guarantors to exchange (the "EXCHANGE OFFER") (i) any and all of the Notes for a like aggregate amount of notes issued by the Company, which notes are identical in all material respects to the Notes (the "EXCHANGE NOTES"), except that the Exchange Notes have been registered pursuant to an effective registration statement under the Securities Act on the appropriate form, do not contain restrictions on transfers (except as they may be held by Restricted Holders) and provide for the additional amounts contemplated in
Section 2(d) below for any periods before such exchange and (ii) any and all of the Guarantees for like guarantees by the Guarantors, which guarantees are identical to the Guarantees (the "EXCHANGE GUARANTEES," and together with the Exchange Notes, the "EXCHANGE SECURITIES") except that they have been registered pursuant to an effective registration statement under the Securities Act on the appropriate form and do not contain restrictions on transfers. The Company and the Guarantors agree to use their best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act as soon as prac ticable after the filing of the Exchange Offer Registration Statement but in no event later than 150 days after the Closing Date. The Exchange Offer shall be registered under the Securities Act on the appropriate form and shall comply with all applicable tender offer and other rules and regulations under the Exchange Act. The Company and the Guarantors further agree to use their best efforts to commence and consummate the Exchange Offer promptly after the Exchange Offer Registration Statement has become effective, hold the Exchange Offer open for not less than 20 Business Days (or longer, if required by applicable law) after the date notice of the Exchange Offer has been mailed to Holders and exchange Securities for all Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer and to consummate such Exchange Offer within 180 days after the Closing Date. The Exchange Offer will be deemed to have been completed, as the case may be, only if the Exchange Securities received by Holders other than Restricted Holders in the Exchange Offer are, upon receipt, transferable by each such Holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the Company and the Guarantors having exchanged, pursuant to the Exchange Offer, the Exchange Securities for all outstanding Securities, pursuant to the Exchange Offer, properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is not less than 20 Business Days (or longer, if required by applicable law) following the commencement of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

          (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

          (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (each such date being an "EXCHANGE DATE");

          (iii) that a Holder electing to have Registrable Securities exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Securities, together with the enclosed letters of transmittal, to the institution and at the address specified in the notice prior to the close of business on the last Exchange Date (the "OFFER TERMINATION DATE"); and

          (iv) that a Holder will be entitled to withdraw such Holder's election, not later than the close of business on the Offer Termination Date, by sending to the institution and at the address specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Registrable Securities exchanged.

     As soon as practicable after the Offer Termination Date, the Company and the Guarantors shall:

          (A) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (B) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and the Guar antors and issue, and cause the Trustee to promptly authenticate and mail to each Holder who has properly tendered and not withdrawn Registrable Securities pursuant to the Exchange Offer, an Exchange Security in aggregate principal amount equal to the aggregate principal amount of the Registrable Securities surrendered by such Holder. The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer.
The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

     Each Holder of Securities participating in the Exchange Offer shall be required to represent to the Company and the Guarantors that at the time of the consummation of the Exchange Offer (i) such Holder is not an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act, (ii) the Exchange Securities being acquired by it pursuant to the Exchange Offer are being acquired in the ordinary course of the business of the Person receiving such Exchange Securities and (iii) such Holder has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities. If such Holder is a Participating Broker-Dealer that will receive Exchange Securities for its own account in exchange for the Registrable Securities that were acquired as a result of market-making activities or other trading activities, it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

          (b) In the event that (i) due to a change in applicable law or current interpretations by the Commission, the Company and the Guarantors are not permitted to effect the Exchange Offer for all of the Securities, (ii) the Exchange Offer for all of the Securities is not for any other reason consummated within 180 days after the Closing Date, (iii) any Holder shall, within 30 days after commencement of the Exchange Offer, notify the Company that such Holder
(x) is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (y) may not resell Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (z) is a broker-dealer and holds Securities acquired directly from the Company and Guarantors or an "AFFILIATE" of the Company or any Guarantor, then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), or (iv) at the request of any of the Initial Purchasers, the Company and the Guarantors will be required to file a "SHELF" registration statement (a "SHELF REGISTRATION STATEMENT") covering resales (a) by the Holders of Registrable Securities in the event the Company and the Guarantors are not permitted to effect the Exchange Offer pursuant to the foregoing clause (i) or the Exchange Offer is not consummated within 180 days after the Closing Date pursuant to the foregoing clauses (i) or (ii) or (b) by the Holders of Registrable Securities with respect to which the Company and the Guarantors receive notice pursuant to the foregoing clauses (iii) or (iv). The Trustee will promptly deliver to the Holders written notice that the Company and the Guarantors will be complying with the provisions of this Section 2(b). The Company and the Guarantors agree to use their best efforts to cause the Shelf Registration Statement to become or be declared effective and to keep such Shelf Registration Statement continuously effective for a period of time ending on the second anniversary of the Effective Time (the "EFFECTIVE PERIOD") or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company and the Guarantors shall, if they file a Shelf Registration Statement, provide to each Holder of the Registrable Securities copies of the Prospectus contained therein and notify each such Holder when the Shelf Registration Statement has become effective. The Company and the Guarantors further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registrations, and the Company and the Guarantors agree to furnish to the Holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

          (c) The Company and the Guarantors shall, jointly and severally, pay all Registration Expenses in connection with any registration pursuant to
Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts, if any, and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Exchange Offer Registration Statement or a Shelf Registration Statement, as the case may be.

          (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effec tive unless it has been declared effective by the Commission; provided, however, that, if, after it has
                --------  -------
been declared effective, the offering of Registrable Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. If the Company and the Guarantors shall fail to comply with this Agreement or if the Exchange Offer Registration Statement or the Shelf Registration Statement fails to become effective (any such event, a "REGISTRATION DEFAULT"), then, as liquidated damages, registration default amounts (the "PENALTY AMOUNTS"), shall become payable in respect of the Notes as follows:

          (i) (A) if an Exchange Offer Registration Statement (or, in the event of a change in applicable law or due to current interpretations by the Commission, the Company and the Guarantors are not permitted to effect the Exchange Offer, a Shelf Registration Statement), is not filed within 75 days following the Closing Date, (B) in the event that within the 30 days after commencement of the Exchange Offer, any Holder of the Registrable Securities shall notify the Company that such Holder (x) is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (y) may not resell Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (z) is a broker-dealer and holds Securities acquired directly from the Company or any Guarantor or an "affiliate" of the Company or any Guarantor and a Shelf Registration Statement is not filed within 75 days after such notice or (C) upon the request of an Initial Purchaser, a Shelf Registration Statement is not filed within 75 days after such request, then commencing on either the 76th day after the Closing Date or the expiration of either of the 75-day time periods set forth in clauses (B) and (C) above (either, a "PRESCRIBED TIME PERIOD"), as the case may be, Penalty Amounts shall be accrued on the Notes over and above the stated payment rates thereon at a rate of 0.25% per annum for the first 90 days immediately following either the 76th day after the Closing Date or the expiration of the Prescribed Time Period, as the case may be, such Penalty Amounts rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

          (ii) if an Exchange Offer Registration Statement or a Shelf Registration Statement is filed pursuant to clause (i) above and is not declared effective within either 150 days following the Closing Date or 75 days following the expiration of the applicable Prescribed Time Period, as the case may be, then commencing on the 151st day after the Closing Date or the 76th day following the expiration of the Prescribed Time Period, as the case may be, Penalty Amounts shall be accrued on the Notes over and above the accrued stated payment rates thereon at a rate of 0.25% per annum for the first 90 days immediately following the 151st day after the Closing Date or the 76th day after the expiration of the Prescribed Time Period, as the case may be, such Penalty Amounts rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

          (iii) if either (A) the Company and the Guarantors have not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to 180 days after the Closing Date, or (B) if applicable, a Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective prior to the end of the Effective Period, or such shorter period that will terminate when all of the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, then, subject to certain exceptions, Penalty Amounts shall be accrued on the Notes over and above the stated payment rates at a rate of 0.25% per annum for the first 90 days immediately following (x) the 181st day after the Closing Date in the case of (A) above or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above, such Penalty Amounts rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

provided, however, that the Penalty Amounts rate on any of the applicable Notes
--------  -------
may not exceed 1.0% per annum; and provided further, that (1) upon the filing of
                                   -------- -------
the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause
(ii) above), or (3) upon the exchange of Exchange Securities for all Securities tendered in the Exchange Offer or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective prior to the end of the Effective Period (in the case of clause (iii) above), Penalty Amounts as a result of such clause (i), (ii) or (iii) shall cease to accrue.

     Any Penalty Amounts due pursuant to clause (i), (ii) or (iii) above will be payable in cash on the various payment dates related to the Notes. The Penalty Amounts will be determined by multiplying the applicable Penalty Amounts rate by the principal amount of the Notes multiplied by a fraction, the numerator of which is the number of days such Penalty Amounts rate was applicable during such period, and the denominator of which is 360.

     If the Company and the Guarantors effect the Exchange Offer, the Company and the Guarantors will be entitled to close the Exchange Offer provided that they have accepted all Registrable Securities theretofore validly tendered in accordance with the terms of the Exchange Offer. Registrable Securities not tendered in the Exchange Offer shall bear interest at the same rate as in effect at the time of issuance of the Registrable Securities.

          (e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company and the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damage for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may seek to obtain such relief as may be required to specifically enforce the Company's and the Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

          3.  Registration Procedures.
              -----------------------

              In connection with the obligations of the Company and the Guarantors with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall as promptly as practicable:

          (a) prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall (x) be selected by the Company and the

Guarantors, (y) in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith or incorporated by reference therein, as the case may be, and use their best efforts to cause such Registration Statement to become effective and remain effective as promptly as practicable in accordance with Section 2 hereof;

          (b) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act or, in the case of a Shelf Registration, file, or cause to be filed, promptly all reports required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act required to be incorporated by reference therein; and keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby seeking to sell Exchange Securities not being able to sell such Registrable Securities or such Exchange Securities during that period unless such action is required by applicable law;

          (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities to which such Shelf Registration Statement relates, to counsel for the Initial Purchasers and to counsel for the Holders, without charge, one conformed copy of the Shelf Registration Statement (and any post-effective amendment thereto) and exhibits thereto and as many copies of each Prospectus, including each preliminary Prospectus and any amendment or supplement thereto, reasonably requested to facilitate the public sale or other disposition of the Registrable Securities; and the Company's and the Guarantors' consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and underwriters or agents, if any, and dealers, if any, in each case in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (d) use their best efforts (i) to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the Commission; provided that
                                                                --------
where Exchange Notes held or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform blue sky investigations and file registrations and qualifications required to be filed pursuant to this Section 3(d), (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Holder, agent or underwriter to complete its distribution of the Securities pursuant to such Registration Statement but in no event longer than two years and (iii) to cooperate with such Holders and each underwriter, if any, in connection with any filings required to be made with the NASD and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the
                                                  --------  -------
Company and the Guarantors shall not be required to (A) qualify to do business as foreign corporations or as dealers in securities in any jurisdiction where they would not otherwise be required to qualify but for this Section 3(d), (B) file any general consent to service of process or (C) subject themselves to taxation in excess of a nominal dollar amount in any such jurisdiction if they are not so subject;

          (e) in the case of a Shelf Registration and in case a Participating Broker-Dealer is required to deliver a Prospectus contained in an Exchange Registration Statement under the Securities Act ("PROSPECTUS DELIVERY REQUIREMENT SITUATION"), notify each Holder of Registrable Securities, counsel for the Holders and for the Initial Purchasers (or, if applicable, separate counsel for the Holders) and, if requested by such Persons, confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to the Registration Statement and Prospectus or for additional information after the Registration Statement has become effective,
(iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or any document incorporated by reference therein in order to make the statements therein not misleading or which requires the making of any changes in the Prospectus or documents incorporated by reference therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of any determination by the Company and the Guarantors that a post-effective amendment to the Registration Statement would be appropriate;

          (f) use their best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide prompt notice to each Holder of the withdrawal of any such order;

          (g) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities and managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or managing underwriters, if any, may reasonably request;

          (h) in the case of a Shelf Registration or a Prospectus Delivery Requirement Situation, upon the occurrence of any event contemplated by Section 3(e)(v) or (vi) hereof, use their best efforts to prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the
                                                              --------
Company and the Guarantors agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event;

          (i) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document incorporated by reference therein, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) shall reasonably object;

          (j) obtain a CUSIP number for all Exchange Securities or Registrable Securities (if applicable), as the case may be, and provide the Trustee with printed certificates for the Registrable Notes in a form eligible for deposit with the Depository Trust Company, in each case not later than the Effective Time;

          (k) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the applicable Exchange Securities or applicable Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act and execute, and use their best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner;

          (l) in the case of a Shelf Registration or Prospectus Delivery Requirement Situation, make reasonably available for inspection by one representative of the Holders of the Registrable Securities, counsel for the Holders and accountants designated by the Holders and reasonably acceptable to the Company and the Guarantors, at reasonable times and in a reasonable manner and subject to the execution of customary confidentiality agreements, all financial and other records, pertinent documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested, and as is customary for similar due diligence examinations, by any such representative, attorney or accountant in connection with a Shelf Registration Statement;

          (m) if requested by any Holder of Registrable Securities covered by a Registration Statement, (i) promptly include in a Prospectus supplement or post-effective amendment or document incorporated by reference in such Prospectus such information with respect to such Holder as such Holder requests to be included therein, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company and the Guarantors have received notification of the matters to be included in such filing and (iii) supplement or make amendments to such Registration Statement; and

          (n) in the case of a Shelf Registration or an Exchange Offer Registration, if the Initial Purchasers on behalf of the Holders shall so request, enter into such customary agreements and take all such other reasonable actions in connection therewith (including, those reasonably requested by counsel for the Holders) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (i) to the extent possible, make such representations and warranties to the Holders of such Registrable Securities and underwriters, if any, with respect to the business of the Company, the Guarantors and their respective subsidiaries, the Registration Statement, the Prospectus and documents deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to counsel to the Holders) and updates, in each case, addressed to each selling Holder of Registrable Securities, or underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings, and such other matters as may reasonably be requested,
(iii) obtain "cold comfort" letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company, any Guarantor or any business acquired by the Company or Guarantor for which financial statements and financial data are or are required to be included or incorporated by reference in the Registration Statement) and updates, in each case, addressed to each selling Holder of Registrable Securities, or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings,
(iv) deliver such documents and certificates as may be reasonably requested by counsel for the Holders or underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions in an underwriting agreement and (v) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agent) with respect to all parties to be indemnified pursuant to Section 5 hereof and the underwriters.

          (o) comply, as to all matters within the Company's and the Guarantors' control, with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with the intended methods of disposition by the Holders thereof provided for in such Registration Statement;

          (p) use their best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to be obtained by the Company and the Guarantors to effect the Shelf Registration or the offering or sale of Securities in connection therewith or to enable the selling Holder or Holders to offer, or to consummate the disposition of, their Registrable Securities;

          (q) notify in writing each Holder of Registrable Securities of any proposal by the Company and the Guarantors to amend or waive any provision of this Agreement pursuant to Section 7(b) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

          (r) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules and the By-Laws of the NASD or any successor thereto, as amended from time to time) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Conduct Rules or By-Laws shall so require, permitting a "qualified independent underwriter" (as defined in such Conduct Rules or By-Laws (or any successor thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules or By-Laws of the NASD;

          (s) make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including Rule 158 thereunder);

          (t) Upon consummation of an Exchange Offer, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer and which includes an opinion that (i) the Company and the Guarantors have duly authorized, executed and delivered the Exchange Securities and the related indenture, and
(ii) each of the Exchange Securities and related indenture constitutes a legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its respective terms (with customary exceptions).

          (u) If an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the issuers) in exchange for the Exchange Securities the Company shall mark, or cause to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Notes; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

          4.  Participation of Broker-Dealers in Exchange Offer.
              -------------------------------------------------

          (a) Each of the Company and the Guarantors understands that the staff of the Commission has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "PARTICIPATING BROKER-DEALER"), may be deemed to be an "UNDERWRITER" within the meaning of the Securities Act in connection with any resale of such Exchange Securities and, therefore, must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer.

     Each of the Company and the Guarantors understands that it is the staffs position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree: to cause the Exchange Offer Registration Statement to remain effective for a period 180 days after the Offer Termination Date (or such earlier date as each Participating Broker-Dealer shall have notified the Company and the Guarantors in writing that such Participating Broker-Dealer has resold all such Exchange Securities received in the Exchange Offer) and shall amend or supplement the Prospectus or document incorporated by reference therein, as the case may be, contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(h) for such a period, and Participating Broker-Dealers shall not be authorized by the Company and the Guarantors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4.

          (c) The Initial Purchasers shall have no liability to the Company, the Guarantors or any Holder for costs and expenses of the Exchange Offer Registration with respect to any request that they make pursuant to Section 4(b) above.

          5.  Indemnification and Contribution.
              --------------------------------

          (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, each Holder and each Person, if any who controls the Initial Purchasers or any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the Securities Act (including all documents incorporated therein by reference) or arising out of or based upon any omissions or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company and the Guarantors shall have furnished any amendments or supplements thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, EXCEPT insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company and the Guarantors by or on behalf of any Holder expressly for use in connection therewith ("HOLDERS' INFORMATION"); provided,
                                                                    --------
however that the indemnification contained in this paragraph (a) with respect to
-------
any preliminary Prospectus shall not inure to the benefit of the Holders (or to the benefit of any Person controlling any Holder) on account of any such loss, claim, damage, liability or expense arising from the sale of such Registrable Securities or Exchange Securities by the Holders to any Person if a copy of the final Prospectus shall not have been delivered or sent to such Person at or prior to written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary Prospectus was corrected in the final Prospectus, provided that
                                                                  --------
the Company and the Guarantors have delivered the final Prospectus to the Holders in requisite quantity on a timely basis to permit delivering and sending. The foregoing indemnity agreement shall be in addition to any liability which the Company and the Guarantors may otherwise have.

          (b) If any action, suit or proceeding shall be brought against the Holders or any Person controlling the Holders in respect of which indemnity may be sought against the Company and the Guarantors, such Holders or such controlling Person shall promptly notify the parties against whom indemnification is being sought (the "INDEMNIFYING PARTIES"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Holders or any such controlling Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holders or such controlling Person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Holders or such controlling Person and the indemnifying parties and such Holders or such controlling Person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Holders or such controlling Person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for such Holders and controlling Persons not having actual or potential differing interests with such Holder or among themselves, which firm shall be designated in writing by Furman Selz, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Holders, to the extent provided in the preceding paragraph, and any such controlling Person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Holder agrees, severally and not jointly, to indemnify and hold harmless each of the Company, the Guarantors, each of their respective directors and officers, and any Person who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Holder, but only with respect to the Holders' Information. If any action, suit or proceeding shall be brought against the Company, any of the Guarantors, any of their respective directors or officers, or any such controlling Persons based on any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto), and in respect of which indemnity may be sought against any Holder pursuant to this paragraph (c), such Holder shall have the rights and duties given to the Company and the Guarantors by paragraph (b) above (except that if the Company and the Guarantors shall have assumed the defense thereof such Holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Holder's expense), and the Company, the Guarantors, their respective directors and officers, and any such controlling Persons shall have the rights and duties given to the Holders by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Holders may otherwise have.

          (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits of the Company and the Guarantors on the one hand, the Holders on another hand, and the Initial Purchasers on another hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand, the Holders on another hand, and the Initial Purchasers on another hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors from the offering of the Securities included in any Registration Statement shall in each case be deemed to include the proceeds received by the Company in connection with the offering of the Securities pursuant to the Placement Agreement. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to the Initial Purchasers pursuant to the Placement Agreement shall not be deemed to be a benefit received by the Initial Purchasers in connection with the offering of the Securities included in any Registration Statement. The relative fault of the Company and the Guarantors on the one hand, the Holders on another hand, and the Initial Purchasers on another hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand, by the Holders on another hand, and the Initial Purchasers on another hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company, the Guarantors and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Not withstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 5 are several in proportion to the aggregate principal amount of Securities purchased by such Holder and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

          (g) Any losses, claims, damages, liabilities or expenses (including counsel fees pursuant to paragraph (b) above) for which an indemnified party is entitled to indemnification or contribution under this Section 5 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 5 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any Person controlling any Holder, the Company's or any Guarantor's directors or officers or any Person controlling the Company or any Guarantor,
(ii) acceptance of any Exchange Securities and (iii) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

          6.  Underwritten Offerings, Rule 144.
              --------------------------------

          (a) Selection of Underwriters.  If any of the Registrable Securities
              -------------------------
covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the Holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

          (b) Participation by Holders. Each Holder of Registrable Securities
              ------------------------
hereby agrees with each other such Holder that no such Holder may participate in any underwritten offering hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (c) Rule 144.  For so long as the Company is subject to the reporting
              --------
requirements of Section 13 or 15 of the Exchange Act, the Company covenants to the Holders of Registrable Securities that the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder of Registrable Securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144 under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and shall take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities in connection with that Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

          7.  Miscellaneous.
              -------------

          (a) No Inconsistent Agreements. The Company and the Guarantors have
              --------------------------
not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (b) Entire Agreement, Amendments and Waivers. This Agreement and the
              ----------------------------------------
other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of the Majority Holders; provided, however,
                                                           --------  -------
that no departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company and the Guarantors by means of a notice given in accordance with the provisions of this Section 7(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Placement Agreement; and (ii) if to the Company or the Guarantors at the Company's address set forth in the Placement Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c).

     All such notices and communications shall be deemed to have been duly given at the time delivered, if personally delivered; five Business Days after being deposited in the mail, postage pre-paid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (d) Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment or assumption, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Placement Agreement. If any transferees of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities, shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder (other than the Initial Purchasers) to comply with, or any breach by any Holder of, the obligations of such Holder under this Agreement.

          (e) Third Party Beneficiary.  The Holders shall be third party
              -----------------------
beneficiaries to the agreements made hereunder between the Company, the Guarantors and the Initial Purchasers and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability. In the event that one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              Salem Communications Corporation, a California corporation


                              By: /s/ Edward G. Atsinger, III
                                 ----------------------------
                                 Edward G. Atsinger, III
                                 President and Chief Executive Officer


                              ATEP Radio, Inc.,
                              Bison Media, Inc.,
                              Caron Broadcasting, Inc.,
                              Common Ground Broadcasting, Inc.,
                              Golden Gate Broadcasting Company, Inc.,
                              Inland Radio, Inc.,
                              Inspiration Media, Inc.,
                              Inspiration Media of Texas, Inc.,
                              New England Continental Media, Inc.,
                              New Inspiration Broadcasting Company, Inc.,
                              Oasis Radio, Inc.,
                              Pennsylvania Media Associates, Inc.,
                              Radio 1210, Inc.,
                              Salem Communications Corporation, a Delaware
                                    corporation
                              Salem Media Corporation,
                              Salem Media of California, Inc.,
                              Salem Media of Colorado, Inc.,
                              Salem Media of Louisiana, Inc.,
                              Salem Media of Ohio, Inc.,
                              Salem Media of Oregon, Inc.,
                              Salem Media of Pennsylvania, Inc.,
                              Salem Media of Texas, Inc.,
                              Salem Music Network, Inc.,
                              Salem Radio Network Incorporated.,
                              Salem Radio Representatives, Inc.,
                              South Texas Broadcasting, Inc.,
                              SRN News Network, Inc.,
                              and
                              Vista Broadcasting, Inc.,


                              By: /s/ Edward G. Atsinger, III
                                 ----------------------------
                                 Edward G. Atsinger, III
                                 President and Chief Executive Officer

                              Beltway Media Partners

                              By:  Salem Communications Corporation, a
                                   California corporation, its general partner


                                   By: /s/ Edward G. Atsinger, III
                                      ----------------------------
                                      Edward G. Atsinger, III
                                      President and Chief Executive Officer


                              By: Golden Gate Broadcasting Company, Inc., its general partner


                                    By: /s/ Edward G. Atsinger, III
                                       ----------------------------
                                       Edward G. Atsinger, III
                                       President and Chief Executive Officer



                              By: New Inspiration Broadcasting Company, Inc., its general partner

                                    By: /s/ Edward G. Atsinger, III
                                       ----------------------------
                                       Edward G. Atsinger, III
                                       President and Chief Executive Officer


Confirmed as of the date first
above mentioned.

FURMAN SELZ  LLC
SMITH BARNEY INC.
BANCBOSTON SECURITIES INC.
BNY CAPITAL MARKETS, INC.

By:  Furman Selz LLC


By: /s/ Harlan J. Wakoff
   ---------------------
   Harlan Wakoff
   Vice President